                                     [LOGO]

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 California Street
                                   27th Floor
                            San Francisco, CA 94111

DEAR SHAREHOLDER:

    Attached is the Notice and Proxy Statement for the Annual Meeting of Shareholders of G.T. Global Eastern Europe Fund (the "Fund") to be held on October 20, 1997. There are two matters on which you, the Shareholder, are being asked to vote:

    (i)  the election of two Class 1 Trustees for the Fund; and

    (ii) the ratification of the selection of independent accountants.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH OF THE PROPOSALS AS SET FORTH IN THE ENCLOSED PROXY STATEMENT.

    To help the Fund avoid the substantial costs of further proxy solicitations, please complete the proxy card and return it as soon as possible in the enclosed postage-paid envelope, even if you plan to attend the meeting in person.

    Thank you in advance for your participation and prompt attention.

                                          Sincerely yours,

                                          /s/ WILLIAM J. GUILFOYLE
                                          WILLIAM J. GUILFOYLE
                                          CHAIRMAN OF THE BOARD
                                          AND PRESIDENT

SEPTEMBER 16, 1997

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 20, 1997

TO THE SHAREHOLDERS OF G.T. GLOBAL EASTERN EUROPE FUND:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of G.T. Global Eastern Europe Fund (the "Fund") will be held at 50 California Street, 27th Floor, San Francisco, California, on October 20, 1997, at 11:00 a.m., Pacific time, for the following purposes:

    (1) To elect two Class 1 Trustees to serve until 2000;

    (2) To ratify the selection of Coopers & Lybrand L.L.P., independent accountants, as auditors for the Fund for its fiscal year ending October 31, 1997; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record at the close of business on September 5, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. We sincerely hope you can attend the Meeting. However, whether or not you will attend, we urge you to PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD, so that a quorum will be present and a maximum number of shares may be voted.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
SAN FRANCISCO, CALIFORNIA
SEPTEMBER 16, 1997

 YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE
  ENCLOSED PROXY CARD YOU WILL HELP YOUR FUND AVOID THE SUBSTANTIAL ADDITIONAL
                   EXPENSES OF MAKING FURTHER SOLICITATIONS.

                                PROXY STATEMENT
                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 392-6181

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 20, 1997

                            ------------------------

    This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of G.T. Global Eastern Europe Fund (the "Fund"). These proxies are to be used at the Annual Meeting of Shareholders and at any adjournment thereof (the "Meeting") to be held at the offices of the Fund, 50 California Street, 27th Floor, San Francisco, California 94111, on October 20, 1997, at 11:00 a.m. Pacific time. Each shareholder will be entitled to one non-cumulative vote for each share owned on all matters to come before the Meeting. Each fractional share shall be entitled to a proportionate fractional vote. Only shareholders of record at the close of business on September 5, 1997 ("Shareholders"), are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials will first be mailed to Shareholders on or about September 19, 1997.

    If the accompanying proxy card is properly executed and returned by a Shareholder in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the nominees for trustee; in accordance with the recommendation of the Board of Trustees as to Proposal 2; and, at the discretion of the proxyholders, on any other matter that may properly have come before the Meeting or any adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Fund prior to the Meeting. In addition, a Shareholder may revoke a proxy by attending the Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

    The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    As of September 5, 1997, the record date, there were 6,859,397 shares of beneficial interest in the Fund. To the knowledge of the Fund's management, as of the record date, (1) there are no owners of 5% or more of the Fund's outstanding common stock except The Manufacturers Life Insurance Company ("MLIC"), 200 Bloor Street East, Toronto, Ontario, which was the beneficial owner of 6.1% of the Fund's outstanding common stock according to a Schedule 13G dated February, 1997, which indicated that the number of shares owned by MLIC on behalf of its various investment advisory clients to be 441,299 shares, for which MLIC does not have sole voting and dispositive powers, (2) no Trustee of the Fund owned 1% or more of the Fund's outstanding shares, and (3) the officers and Trustees of the Fund owned, as a group, less than 1% of the Fund's outstanding shares.

                      PROPOSAL NO. 1: ELECTION OF TRUSTEES

    The Fund's Trustees, all of whom are listed below, are divided into three classes. Upon expiration of the initial term of office of each Trustee, a Trustee elected to succeed the Trustee whose term of office expires shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following his or her election. The term of the Class 1 Trustees expires in 1997. The terms of Class 2 and 3 Trustees will expire in 1998 and 1999, respectively. It is proposed that the Class 1 Trustees be elected at the Meeting to serve for terms expiring in 2000.

    It is the intention of each proxy named on the accompanying proxy card to vote FOR the election of the nominees listed below unless the Shareholder specifically indicates in his or her proxy card the desire to withhold authority to vote for such nominee. A plurality of all the votes cast at the Meeting in person or by proxy is required to elect each nominee. Shareholders of the Fund do not have cumulative voting rights with respect to the election of the Trustees. The Board of Trustees does not contemplate that the nominees, who have consented to being nominated, will be unable to serve as Trustee for any reason, but if that should occur prior to the meeting, the proxies will be voted for such other nominee(s) as the Board of Trustees may recommend.

    The Trustees, with the exception of Mr. Guilfoyle and Mr. Wade, have served as Trustees since the Fund's commencement of operations in March 1990. Mr. Wade has served as a Trustee since January 1997 and Mr. Guilfoyle, President of GT Global, Inc., the principal distributor of the GT Global Mutual Funds ("GT Global"), has served as a Trustee since February 1997.

INFORMATION REGARDING NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                                INDIRECTLY ON
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND    SEPTEMBER 5, 1997
----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 1 -- TERM EXPIRES 2000
C. Derek Anderson, Age 56                                                        Trustee                        --
Mr. Anderson is President, Plantagenet Capital Management, LLC (an
investment partnership); Chief Executive Officer, Plantagenet
Holdings, Ltd. (an investment banking firm); Director, Anderson
Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
(formerly Munsingwear, Inc.) (a casual apparel company) and Director,
"R" Homes, Inc. and various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), that is managed or administered by Chancellor LGT.
Frank S. Bayley, Age 58                                                          Trustee                       100
Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

INFORMATION REGARDING TRUSTEES WHOSE CURRENT TERMS CONTINUE

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                                INDIRECTLY ON
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND    SEPTEMBER 5, 1997
----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 2 -- TERM EXPIRES 1998
Arthur C. Patterson, Age 54                                                      Trustee                        --
Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also serves as a director of Viasoft and PageMart, Inc.
(both public software companies), as well as several other privately held software and communications companies. Mr. Patterson also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.
Ruth H. Quigley, Age 62                                                          Trustee                       200
Miss Quigley is a private investor. From 1984 to 1986, she was
President of Quigley Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                                INDIRECTLY ON
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND    SEPTEMBER 5, 1997
----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 3 -- TERM EXPIRES 1999
William J. Guilfoyle, Age 39*                                            Trustee and Chairman of             8,818
Mr. Guilfoyle is President, GT Global, Inc. since 1995; Director, GT            the Board
Global since 1991; Senior Vice President and Director of Sales and
Marketing, GT Global from May 1992 to April 1995; Vice President and
Director of Marketing, GT Global from 1987 to 1992; Director,
Liechtenstein Global Trust AG (holding company of the various international LGT companies) Advisory Board since January 1996;
Director, G.T. Global Insurance Agency ("G.T. Insurance") since 1996;
President and Chief Executive Officer, G.T. Insurance since 1995;
Senior Vice President and Director, Sales and Marketing, G.T.
Insurance from April 1995 to November 1995; Senior Vice President,
Retail Marketing, GT Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.
Robert G. Wade, Jr., Age 70*                                                     Trustee                        --
Mr. Wade is Consultant to Chancellor LGT; Chairman of the Board of
Chancellor Capital Management, Inc. from January 1995 to October 1996;
President, Chief Executive Officer and Chairman of the Board of
Chancellor Capital Management, Inc. from 1988 to January 1995. Mr.
Wade also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or
administered by Chancellor LGT.

------------------------

* Messrs. Guilfoyle and Wade are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their associations with GT Global, Chancellor LGT, the Fund's investment manager and administrator, or their affiliates, and by virtue of Mr. Guilfoyle's position as an officer of the Fund.

    The above information provides the business experience of each Trustee during at least the past five years. Corresponding information with respect to the Executive Officers of the Fund is provided below. See "Other Information -- Executive Officers of the Fund."

    On September 5, 1997, the Trustees and Officers of the Fund as a group owned beneficially 9,118 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Of these shares, 8,818 shares were owned by Chancellor LGT, which Mr. Guilfoyle is presumed to control.

    There were seven meetings of the Board of Trustees held during the fiscal year ended October 31, 1996. The Board of Trustees has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent public accountants. During the Fund's fiscal year ended October 31, 1996, the Audit Committee met one time. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee.

    Each Trustee serves in total as a director or trustee, respectively, of 12 registered investment companies with 42 series managed and/or administered by Chancellor LGT. The Fund pays each Trustee who is not a director, officer or employee of Chancellor LGT or any affiliated company an annual fee of $5,000, plus $300 for each meeting of the Board or any committee of the Board attended by such Trustee, and reimburses travel and other out-of-pocket expenses incurred in connection with attendance at such meetings.

    The table below summarizes the compensation of the Fund's Trustees for the fiscal year ended October 31, 1996.

                               COMPENSATION TABLE

                                                                                    TOTAL
                                                                                 COMPENSATION
                                                                 COMPENSATION   FROM THE FUND
                                                                   FROM THE      AND THE FUND
                      NAME OF PERSON(1)                            FUND(2)         COMPLEX
--------------------------------------------------------------  --------------  --------------
C. Derek Anderson.............................................    $    7,700      $   80,100
Frank S. Bayley...............................................    $    7,700      $   80,100
Arthur C. Patterson...........................................    $    7,100      $   65,100
Ruth H. Quigley...............................................    $    7,700      $   80,100

------------------------

(1) Messrs. Guilfoyle and Wade will not receive any compensation from the Fund during the current fiscal year.

(2) The members of the Board of Trustees do not receive any pension or retirement benefits.

RECOMMENDATION AND REQUIRED VOTE

    A plurality of all the votes cast at the Meeting is required for the election of each of the Class 1 Trustees.

                        THE BOARD OF TRUSTEES RECOMMENDS
           THAT YOU VOTE "FOR" THE TRUSTEES LISTED IN PROPOSAL NO. 1

      PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was unanimously selected by the Board of Trustees of the Fund, including the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, as the independent accountants to audit the books and the accounts of the Fund for the current fiscal year ending October 31, 1997, and to include its opinion in financial statements filed with the Securities and Exchange Commission ("SEC"). The Board of Trustees has directed the submission of this selection to the shareholders for ratification. In addition, as required by the 1940 Act, the vote of the Board of Trustees is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities, to terminate such engagement without penalty at any meeting called for the purpose of voting thereon. Coopers & Lybrand L.L.P. has advised the Board of Trustees that it has no financial interest in the Fund. During the Fund's fiscal year ended October 31, 1996, the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

RECOMMENDATION AND REQUIRED VOTE

    In order to ratify the selection of auditors, the affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting is required.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
       THAT YOU VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.

                               OTHER INFORMATION

INFORMATION REGARDING CHANCELLOR LGT

    Chancellor LGT and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of Chancellor LGT are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

    Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein. As of June 30, 1997, Chancellor LGT and its worldwide asset management affiliates managed or administered approximately $63 billion worldwide. In addition to the investment resources of its San Francisco and New York offices, Chancellor LGT draws upon the expertise, personnel, data and systems of Liechtenstein Global Trust including investment offices in London, Hong Kong, Tokyo, Singapore, Toronto, Sydney and Frankfurt.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, 27th Floor, San Francisco, California 94111.

    William J. Guilfoyle, age 39, is President of the Fund. Mr. Guilfoyle is also President of GT Global, principal distributor of the GT Global Mutual Funds. Additional information about Mr. Guilfoyle is provided above.

    Helge K. Lee, age 51, is Vice President and Secretary of the Fund. Mr. Lee has been Executive Vice President of the Asset Management Division of Liechtenstein Global Trust since October 1996. From February 1996 to October 1996 he served as Senior Vice President, General Counsel and Secretary of Chancellor LGT, GT Global, GT Services and G.T. Insurance. He served as Vice President, General Counsel and Secretary of LGT Asset Management, Inc., Chancellor LGT, GT Global, GT Services and G.T. Insurance from May 1994 to February 1996. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October 1991 through May 1994.

    Kenneth R. Chancey, age 52, is Vice President and Chief Accounting Officer of the Fund. Mr. Chancey has been Vice President -- Mutual Fund Accounting at Chancellor LGT since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992.

                              GENERAL INFORMATION

ADMINISTRATOR OF THE FUND

    Princeton Administrators, L.P. ("Princeton") administers the Fund's business and regulatory affairs subject to the supervision of the Board of Trustees. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc. Its principal address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit a proposal for consideration at the Fund's next annual shareholder meeting should submit such proposal to the Fund no later than May 19, 1998. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals are subject to limitation under the federal securities laws.

SOLICITATION OF PROXIES

    The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of Chancellor LGT and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

    The Fund has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Fund estimates that SCC will be paid fees of approximately $7,000 in connection with the solicitation, depending upon the nature and extent of the services provided.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board of Trustees does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the Proxyholders will vote thereon according to their best judgment in the interests of the Fund.

REPORTS TO SHAREHOLDERS

    THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT, ON REQUEST. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND AT 50 CALIFORNIA STREET, 27TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING (800) 824-1580.

    IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
SEPTEMBER 16, 1997

                       G.T. GLOBAL EASTERN EUROPE FUND

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 20, 1997

        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND

The undersigned hereby appoints William J. Guilfoyle, Helge K. Lee and Michael A. Silver, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of G.T. Global Eastern Europe Fund (the "Fund") on October 20, 1997 at 11:00 a.m., San Francisco time, and at any adjournment thereof, all of the shares of beneficial interest of the Fund held of record by the undersigned on September 5, 1997.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR TRUSTEE AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.

-------------------------------------------------------------------------------

              PLEASE VOTE, DATE AND SIGN ON REVERSE AND
               RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------

If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".

-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?      DO YOU HAVE ANY COMMENTS

---------------------------    -------------------------------------------

---------------------------    -------------------------------------------

---------------------------    -------------------------------------------


/ X / PLEASE MARK VOTES
      AS IN THIS EXAMPLE

-------------------------------------------------
   G.T. GLOBAL EASTERN EUROPE FUND                  1. Election of Trustees              FOR ALL     WITH-    FOR ALL
-------------------------------------------------                                        NOMINEES     HOLD     EXCEPT

                                                                     C. DEREK ANDERSON     /   /      /   /     /   /
                                                                     FRANK S. BAYLEY       /   /      /   /     /   /

                                                       INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),
Mark box at right if an address change or   /  /       mark the "For All Except" box and strike a line through that nominee's
comment has been noted on the reverse side  /  /       name.
of this card.
                                                                                                              FOR  AGAINST  ABSTAIN

RECORD DATE SHARES:                                 2. Proposed to ratify the selection of Coopers & Lybrand  /  /  /   /    /    /
                                                       L.L.P. as Independent Public Accountants for the       /  /  /   /    /    /
                                                       fiscal year ending October 31, 1997.

                                                    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.



                                                                    THE TRUSTEES RECOMMEND THAT YOU VOTE
                                                               FOR THE NOMINEES FOR ELECTION AS TRUSTEES AND
                                                                     FOR THE OTHER PROPOSAL LISTED ABOVE.


                                              -------------
 Please be sure to sign and date this Proxy.  |  Date     |
----------------------------------------------------------|  YOUR VOTE IS VERY IMPORTANT. PLEASE HELP YOUR FUND ELIMINATE THE
|                                                         |  EXPENSE OF ADDITIONAL MAILINGS BY EXECUTING AND RETURNING THIS PROXY
---Shareholder sign here----------Co-owner sign here-------  AS SOON AS POSSIBLE. A POSTAGE-PAID BUSINESS REPLY ENVELOPE IS
                                                             ENCLOSED FOR YOUR CONVENIENCE.



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